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                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                  NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

                                  INVESTING IN
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                        Supplement dated August 27, 2004
      to the Statement of Additional Information ("SAI") dated May 1, 2004

This supplement amends the May 1, 2004 SAI for the New York Life Insurance and Annuity Corporation's NYLIAC Single Premium Variable Universal Life policies (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2004 SAI for the Policies. The terms we use in this supplement have the same meanings as in the SAI for the Policies.

The second paragraph on pages 9 and 10 of the SAI, under the heading Sales and Other Agreements, is deleted in its entirety and replaced by the following:

      The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based upon a choice of the following three compensation options:

         (1) Commissions paid during the first policy year of 5.5% (6.5% from September 1, 2004 through December 31, 2004) of the premiums paid, plus 3.0% of premiums paid in renewal years.

         (2) Commissions paid during the first Policy Year of 4.0% (5.0% from September 1, 2004 through December 31, 2004) plus 3.0% of premiums paid in renewal years. In addition, asset-based compensation of 0.25% per year is paid in Policy Years 4-15 and 0.20% per year is paid in Policy Years 16 and beyond.

         (3) Commissions paid during the first Policy Year will not exceed 4.0% (5.0% from September 1, 2004 through December 31, 2004) of the premiums paid, plus 3.0% of premiums paid in renewal years. In addition, an expense allowance is paid.



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                 New York Life Insurance and Annuity Corporation

                            (A Delaware Corporation)

                                51 Madison Avenue

                            New York, New York 10010